UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 4, 2004

AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606

(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of Principal Executive Offices)	(Zip Code)

(770) 391-9500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-2.1 STOCK PURCHASE AGREEMENT DATED SEPTEMBER 3, 2004
EX-2.2 FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
EX-2.3 SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE DATED NOVEMBER 4, 2004

Section 2—Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On November 4, 2004, AFC Enterprises, Inc. (the “Company”) completed the sale of all of the outstanding shares of capital stock of its subsidiary Cinnabon International, Inc. to Focus Brands Inc., an affiliate of Roark Capital Group, for $21 million in cash, subject to customary closing adjustments. On September 8, 2004, the Company originally signed a definitive agreement to sell the brand for $30.25 million in cash. The reduction in the sale price reflects a diminished outlook for the future growth prospects of the brand’s international business, particularly Japan. The agreement includes the sale of the international franchise rights for Seattle’s Best Coffee in eleven countries, Hawaii, and U.S. military bases, which is all of the operations of Seattle’s Best Coffee that AFC retained following the sale of Seattle’s Best Coffee to Starbucks Corporation in July 2003. There is no material relationship between Focus Brands Inc. or its affiliates and the Company or its affiliates other than as parties to the stock purchase agreement.

     A copy of the Company’s Stock Purchase Agreement dated September 3, 2004 is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. Copies of the Company’s First Amendment and Second Amendment to Stock Purchase Agreement are attached to this Current Report on Form 8-K as Exhibits 2.2 and 2.3, respectively, and are incorporated herein by reference. A copy of the Company’s press release announcing the sale is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

     The Company will file an amendment to this Current Report on Form 8-K to include the required pro forma financial information for its disposition of its Cinnabon subsidiary on or prior to November 10, 2004, which is the date by which this Current Report on Form 8-K is required to be filed.

(c)	Exhibits.

2.1	Stock Purchase Agreement dated September 3, 2004

2.2	First Amendment to Stock Purchase Agreement dated November 1, 2004

2.3	Second Amendment to Stock Purchase Agreement dated November 4, 2004

99.1	Press Release dated November 4, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: November 4, 2004	By:	/s/ Frank J. Belatti
Frank J. Belatti
Chairman of the Board and Chief Executive Officer